                         TERMINATION OF ESCROW AGREEMENT

THIS  AGREEMENT  is  dated  for  reference  the  19th  day  of  April,  2002

BETWEEN:

     WORLDBID  CORPORATION
     a  corporation  incorporated  pursuant  to  the laws of the state of Nevada

     (the  "Company")
                                                               OF THE FIRST PART

AND:

     CANE  &  COMPANY,  LLC
     2300  West  Sahara  Avenue,  Suite  500
     Las  Vegas,  Nevada  89102

     (the  "Escrow  Agent")
                                                              OF THE SECOND PART


WHEREAS:

A. Pursuant to an agreement dated February 2, 1999 as amended September 10, 1999 (the "Escrow Agreement") the Escrow Agent is holding certain shares of the Company (the "Escrow Shares"), which were issued to Global Internet Holdings Ltd. (formerly Databoat International Limited) ("Global").

B. Global has agreed to transfer the Escrow Shares to a group of investors (the "Purchasers").

C. The Purchasers will be required under applicable securities laws, to hold the escrow shares acquired from Global for a period of time exceeding the balance of the time that the shares are to be held in escrow pursuant to the Escrow Agreement.

D. Global has consented to the termination of the Escrow Agreement, a copy of which consent is attached as Schedule "A" hereto.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and conditions hereinafter contained, the parties hereto agree as follows:

1.     The  Escrow  Agreement  is  hereby  terminated.

2. Notwithstanding the termination of the Escrow Agreement the indemnity provided by the Company in paragraph 5.1 of the Escrow Agreement shall continue in force and effect.

3. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and permitted assigns.

4. This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


WORLDBID  CORPORATION

Per: /s/ Logan Anderson
     ________________________
     Authorized  Signatory



CANE  &  COMPANY,  LLC

Per: /s/ Gary Henrie
     ________________________
     Authorized  Signatory

                                  Schedule "A"

                        GLOBAL INTERNET HOLDINGS LIMITED
                    (Formerly Databoat International Limited)



TO:          Cane  &  Company,  LLC

AND  TO:     Worldbid  Corporation


This will confirm that the undersigned has no objection to the termination of the Escrow Agreement among the undersigned, Cane & Company, LLC and Worldbid Corporation dated February 16, 1999 and amended September 10, 1999.

Dated  this  19th day  of  April,  2002.

GLOBAL  INTERNET  HOLDINGS  LIMITED


per: /s/ Scott Wurtele
     ____________________________
     Authorized  Signatory